UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 Or 15(d) of the

 Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): May 8, 2017

SALEM MEDIA GROUP, INC.

 (Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4880 Santa Rosa Road, Camarillo, California	93012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

[   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.[   ]

TABLE OF CONTENTS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

SIGNATURE

EXHIBIT INDEX

EXHIBIT 10.1

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

KSLR(AM) Related Party Lease

On May 8, 2017, Salem Media of Texas, Inc., a subsidiary of Salem Media Group, Inc. (“Company”) entered into a related party lease with trusts created for the benefit of Edward G. Atsinger III, Chief Executive Officer of the Company, and Stuart W. Epperson, Chairman of the Board of the Company (the “KSLR Lease”).  The KSLR Lease is for real property located at 7025 Gonzales Rd., San Antonio, TX, and will be used to operate Company’s KSLR(AM) radio station.  The Nominating and Corporate Governance Committee (the “Committee”) of the Company reviewed the KSLR Lease and lease terms in comparable markets and determined that the terms of the transaction were no less favorable to the Company than those that would be available in a comparable transaction in arm’s length dealings with an unrelated third party.  The material terms of the KSLR Lease are as follows:

Lease Commencement	Location	Station Call Letters	Annual Rent (1)	Expiration Date (2)
March 1, 2017	Bexar County, TX	KSLR(AM)	$52,092	2037

(1)

Annual rent is calculated as of March 1, 2017 for the first year of the KSLR Lease.  After the first year, the KSLR Lease is subject to annual increases of three percent (3%) or the Consumer Price Index (“CPI”), whichever is greater.

(2)

The initial term of the KSLR Lease commences on March 1, 2017 and expires on February 28, 2027.  The Company has two (2) successive options to extend the KSLR Lease for an additional five (5) years per option. The expiration date reported represents the expiration date assuming two (2) exercises of the KLSR Lease term occur at the Company’s option.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibits.  The following exhibits are furnished with this report on Form 8-K:

Exhibit No.	Description
10.1

Lease Agreement dated March 1, 2017 between Salem Media of Texas, Inc. and Edward G. Atsinger III, not individually but as sole trustee of the Atsinger Family Trust /u/a dated October 31, 1980, as amended, and Stuart W, Epperson, not individually but solely as trustee of the Stuart W. Epperson Revocable Living Trust /u/a dated January 14, 1993, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM MEDIA GROUP, INC.

Date: May 9, 2017	/s/Christopher J. Henderson
Christopher J. Henderson
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1

Lease Agreement dated March 1, 2017 between Salem Media of Texas, Inc. and Edward G. Atsinger III, not individually but as sole trustee of the Atsinger Family Trust /u/a dated October 31, 1980, as amended, and Stuart W, Epperson, not individually but solely as trustee of the Stuart W. Epperson Revocable Living Trust /u/a dated January 14, 1993, as amended.